Exhibit 99.1

Fourth Quarter 2008 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s January 27, 2009 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2007. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s January 27, 2009 conference call might not occur.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-12
Leasing Activity	13
Stabilized Portfolio Capital Expenditures	14
Lease Expiration Summary and Lease Expirations by Region	15-18
Top Fifteen Tenants	19

Development
Stabilized Development and Redevelopment Projects	20
In-Process and Committed Development Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of December 31, 2008, the Company’s stabilized portfolio consisted of 92 office buildings and 42 industrial buildings, which encompassed an aggregate of 8.7 million and 3.7 million rentable square feet, respectively, and was 89.2% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Scott S. Ingraham		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP San Diego
		Justin W. Smart	Sr. VP Development

Equity Research Coverage
Citigroup Investment Research		Merrill Lynch & Co., Inc.
Michael Bilerman	(212) 816-1383	Steve Sakwa	(212) 449-0335

Credit Suisse Group		RBC Capital Markets
Steven Benyik	(212) 538-0239	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Aubuchon	(314) 863-4235

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(443) 224-1307

Green Street Advisors
Michael Knott	(949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
INCOME ITEMS (Including Discontinued Operations):
Revenues	$72,437	$77,100	$69,828	$70,802	$72,155
Lease Termination Fees	242	5,033	92	202	245
Net Operating Income (1)	53,149	58,009	49,508	52,985	53,476
Capitalized Interest and Loan Costs	2,732	4,185	4,582	4,498	3,635
Net Income Available for Common Stockholders	5,892	13,176	5,581	9,864	65,612
EBITDA (1)(2)	42,654	48,233	40,505	43,906	44,434
Funds From Operations (1)(3)(4)	27,182	34,510	27,061	30,199	29,672
Funds Available for Distribution (1)(3)(4)	20,076	28,527	24,906	25,747	23,310
Net Income per common share – diluted	$0.18	$0.40	$0.17	$0.30	$2.01
Funds From Operations per common share – diluted	$0.78	$1.00	$0.78	$0.87	$0.85
Dividends per share	$0.580	$0.580	$0.580	$0.580	$0.555
RATIOS (Including Discontinued Operations):
Operating Margins	73.4%	75.2%	70.9%	74.8%	74.1%
Interest Coverage Ratio (5)	3.7x	5.0x	4.3x	4.5x	4.1x
Fixed Charge Coverage Ratio (6)	2.8x	3.6x	3.1x	3.2x	3.1x
FFO Payout Ratio (7)	74.3%	58.6%	74.7%	67.1%	65.4%
FAD Payout Ratio (8)	100.7%	70.8%	81.2%	78.7%	83.2%

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
ASSETS:
Real Estate Held for Investment before Depreciation	$2,472,013	$2,453,538	$2,429,759	$2,406,272	$2,368,556
Total Assets	2,099,583	2,099,498	2,087,725	2,085,909	2,068,720
CAPITALIZATION:
Total Debt (9)	$1,172,456	$1,158,878	$1,155,511	$1,135,983	$1,110,912
Total Preferred Equity (9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity (9)	1,165,743	1,665,037	1,638,558	1,714,978	1,921,138
Total Market Capitalization (9)	2,539,699	3,025,415	2,995,569	3,052,461	3,233,550
Total Debt / Total Market Capitalization	46.1%	38.2%	38.6%	37.2%	34.4%
Total Debt and Preferred / Total Market Capitalization	54.1%	44.9%	45.3%	43.8%	40.6%

(1)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.
(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.
(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.
(4)	Reported amounts are attributable to common stockholders and unitholders.
(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.
(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.
(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.
(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.
(9)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
High Price	$45.97	$52.30	$55.54	$53.64	$68.29
Low Price	$21.71	$42.37	$46.52	$44.81	$52.66
Closing Price	$33.46	$47.79	$47.03	$49.11	$54.96
Dividends per share - annualized	$2.32	$2.32	$2.32	$2.32	$2.22
Closing common shares (in 000’s) (1)	33,086	33,087	32,652	32,732	32,766
Closing partnership units (in 000’s) (1)	1,754	1,754	2,188	2,189	2,189

	34,840	34,841	34,840	34,921	34,955

(1)	As of the end of the period.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
ASSETS:
Land and improvements	$336,874	$334,634	$324,779	$324,779	$324,779
Buildings and improvements	1,888,274	1,861,769	1,739,874	1,733,794	1,719,700
Undeveloped land and construction in progress	246,865	257,135	365,106	347,699	324,077

Total real estate held for investment	2,472,013	2,453,538	2,429,759	2,406,272	2,368,556
Accumulated depreciation and amortization	(532,769)	(514,712)	(497,697)	(480,642)	(463,932)

Total real estate assets, net	1,939,244	1,938,826	1,932,062	1,925,630	1,904,624
Cash and cash equivalents	9,553	10,055	4,367	4,881	11,732
Restricted cash	672	1,503	756	11	546
Marketable securities	1,888	2,243	2,406	2,238	707
Current receivables, net	5,753	4,658	3,843	4,724	4,891
Deferred rent receivables, net	67,144	64,444	66,554	68,423	67,283
Notes receivable	10,824	10,870	10,904	10,938	10,970
Deferred leasing costs and acquisition-related intangibles, net	53,539	54,044	52,282	53,335	54,418
Deferred financing costs, net	6,131	6,731	7,341	7,946	8,492
Prepaid expenses and other assets, net	4,835	6,124	7,210	7,783	5,057

TOTAL ASSETS	$2,099,583	$2,099,498	$2,087,725	$2,085,909	$2,068,720

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$316,456	$317,878	$392,511	$394,983	$395,912
Exchangeable senior notes, net	457,010	456,780	456,550	456,320	456,090
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	252,000	237,000	159,000	137,000	111,000
Accounts payable, accrued expenses and other liabilities	55,066	58,938	44,893	49,295	58,249
Accrued distributions	21,421	21,422	21,422	21,464	20,610
Deferred revenue and acquisition-related liabilities	76,219	75,012	75,421	72,573	59,187
Rents received in advance and tenant security deposits	19,340	18,785	20,386	20,699	18,433

Total liabilities	1,341,512	1,329,815	1,314,183	1,296,334	1,263,481

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	28,368	29,125	36,608	37,563	38,309

Total minority interests	102,006	102,763	110,246	111,201	111,947

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	331	331	327	327	328
Additional paid-in capital	663,471	661,019	651,386	653,101	658,894
Distributions in excess of earnings	(129,319)	(116,012)	(109,999)	(96,636)	(87,512)

Total stockholders’ equity	656,065	666,920	663,296	678,374	693,292

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,099,583	$2,099,498	$2,087,725	$2,085,909	$2,068,720

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amount)

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	% Change	2008	2007	% Change
REVENUES:
Rental income	$63,747	$62,125	2.6%	$252,084	$229,672	9.8%
Tenant reimbursements	7,887	7,320	7.7%	31,035	25,322	22.6%
Other property income	803	296	171.3%	6,849	3,478	96.9%

Total revenues	72,437	69,741	3.9%	289,968	258,472	12.2%

EXPENSES:
Property expenses	12,690	11,255	12.7%	48,875	43,306	12.9%
Real estate taxes	5,959	5,137	16.0%	22,108	19,539	13.1%
Provision for bad debts	383	783	(51.1%)	4,051	473	756.4%
Ground leases	391	392	(0.3%)	1,617	1,582	2.2%
General and administrative expenses	10,210	9,353	9.2%	38,260	36,580	4.6%
Interest expense	11,478	10,765	6.6%	40,366	37,502	7.6%
Depreciation and amortization	21,212	20,259	4.7%	83,275	72,815	14.4%

Total expenses	62,323	57,944	7.6%	238,552	211,797	12.6%

OTHER (LOSS) INCOME:
Interest and other investment (loss) income	(285)	311	(191.6%)	(93)	1,606	(105.8%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	9,829	12,108	(18.8%)	51,323	48,281	6.3%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(5,588)	(5,588)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(266)	(524)	(49.2%)	(2,148)	(2,129)	0.9%

Total minority interests	(1,663)	(1,921)	(13.4%)	(7,736)	(7,717)	0.2%

INCOME FROM CONTINUING OPERATIONS	8,166	10,187	(19.8%)	43,587	40,564	7.5%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	2,414	(100.0%)	199	10,312	(98.1%)
Expenses from discontinued operations	135	(1,648)	108.2%	135	(6,521)	102.1%
Net gain on dispositions of discontinued operations	—	61,031	(100.0%)	234	74,505	(99.7%)
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(7)	(3,970)	(99.8%)	(34)	(5,038)	(99.3%)

Total income from discontinued operations	128	57,827	(99.8%)	534	73,258	(99.3%)

NET INCOME	8,294	68,014	(87.8%)	44,121	113,822	(61.2%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(9,608)	(9,608)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$5,892	$65,612	(91.0%)	$34,513	$104,214	(66.9%)

Weighted average shares outstanding - basic	32,719	32,426	0.9%	32,467	32,380	0.3%
Weighted average shares outstanding - diluted	33,077	32,633	1.4%	32,670	32,527	0.4%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.18	$2.02	(91.1%)	$1.06	$3.22	(67.1%)

Net income per common share - diluted	$0.18	$2.01	(91.0%)	$1.06	$3.20	(66.9%)

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	% Change	2008	2007	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$5,892	$65,612	(91.0%)	$34,513	$104,214	(66.9%)
Adjustments:
Minority interest in earnings of Operating Partnership	273	4,494	(93.9%)	2,182	7,167	(69.6%)
Depreciation and amortization of real estate assets	21,017	20,597	2.0%	82,491	73,708	11.9%
Net gain on dispositions of discontinued operations (2)	—	(61,031)	(100.0%)	(234)	(74,505)	(99.7%)

Funds From Operations (3)	$27,182	$29,672	(8.4%)	$118,952	$110,584	7.6%

Weighted average common shares/units outstanding - basic	34,472	34,622	(0.4%)	34,532	34,616	(0.2%)
Weighted average common shares/units outstanding - diluted	34,831	34,829	0.0%	34,735	34,762	(0.1%)
FFO per common share/unit - basic	$0.79	$0.86	(8.0%)	$3.44	$3.19	7.8%

FFO per common share/unit - diluted	$0.78	$0.85	(8.4%)	$3.42	$3.18	7.7%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$27,182	$29,672	(8.4%)	$118,952	$110,584	7.6%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(7,228)	(6,805)	6.2%	(26,620)	(25,350)	5.0%
Amortization of deferred revenue related to tenant improvements (4)	(2,403)	(1,576)	52.5%	(11,310)	(4,328)	161.3%
Net effect of straight-line rents (5)	(2,974)	(1,966)	51.3%	(569)	(6,944)	(91.8%)
Amortization of above/below market rents (6)	(149)	(911)	(83.6%)	(633)	(1,831)	(65.4%)
Contractual cash rents received in advance of revenue recognition (7)	1,149	254	352.4%	1,829	564	224.3%
Net gain on termination of profit participation agreements (2)	—	—	0.0%	—	4,848	(100.0%)
Amortization of deferred financing costs and debt discount	686	622	10.3%	2,422	1,968	23.1%
Non-cash amortization of share-based compensation awards	3,813	4,020	(5.1%)	15,185	15,137	0.3%

Funds Available for Distribution (3)	$20,076	$23,310	(13.9%)	$99,256	$94,648	4.9%

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	In June 2007, the Company received a $4.8 million payment to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.
(3)	Reported amounts are attributable to common shareholders and unitholders.
(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.
(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.
(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.
(7)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	% Change	2008	2007	% Change
Total Same Store Portfolio
Number of properties	123	123		123	123
Square Feet	11,024,490	11,024,490		11,024,490	11,024,490
Percent of Stabilized Portfolio	89.1%	92.1%		89.1%	92.1%
Average Occupancy	89.5%	92.7%		91.9%	93.1%
Operating Revenues:
Rental income	$53,059	$55,358	(4.2%)	$219,809	$217,786	0.9%
Tenant reimbursements	6,523	6,121	6.6%	26,016	23,586	10.3%
Other property income	802	295	171.9%	6,791	3,477	95.3%

Total operating revenues	60,384	61,774	(2.3%)	252,616	244,849	3.2%

Operating Expenses:
Property expenses	11,861	10,811	9.7%	47,065	42,333	11.2%
Real estate taxes	4,645	4,364	6.4%	18,325	18,127	1.1%
Provision for bad debts	384	783	(51.0%)	4,051	473	756.4%
Ground leases	389	390	(0.3%)	1,612	1,576	2.3%

Total operating expenses	17,279	16,348	5.7%	71,053	62,509	13.7%

GAAP Net Operating Income	$43,105	$45,426	(5.1%)	$181,563	$182,340	(0.4%)

Same Store Analysis (Cash Basis) (2)

	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	% Change	2008	2007	% Change
Total operating revenues	$59,023	$59,173	(0.3%)	$246,639	$236,218	4.4%
Total operating expenses	16,895	15,565	8.5%	67,002	62,036	8.0%

Cash Net Operating Income	$42,128	$43,608	(3.4%)	$179,637	$174,182	3.1%

(1)	Same store defined as all stabilized properties owned at January 1, 2007 and still owned and in the stabilized portfolio at December 31, 2008.

(2)	Please refer to page 28 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net income Available to Common Stockholders.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		12/31/2008	9/30/2008	12/31/2007
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	28.0%	24.3%	3,007,187	92.1%	91.2%	96.1%
San Diego	57	54.7%	40.6%	5,019,160	83.1%	89.0%	91.4%
Orange County	5	1.6%	2.2%	277,340	67.9%	72.6%	99.1%
Other	5	2.3%	2.8%	346,439	94.2%	94.2%	99.6%

Subtotal	92	86.6%	69.9%	8,650,126	86.2%	89.5%	93.7%

Industrial:
Los Angeles	1	1.4%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	41	12.0%	28.5%	3,526,610	96.1%	93.1%	94.4%

Subtotal	42	13.4%	30.1%	3,718,663	96.3%	93.4%	94.7%

OCCUPANCY BY REGION:
Los Angeles	26	29.4%	25.9%	3,199,240	92.6%	91.7%	96.4%
San Diego	57	54.7%	40.6%	5,019,160	83.1%	89.0%	91.4%
Orange County	46	13.6%	30.7%	3,803,950	94.1%	91.7%	94.8%
Other	5	2.3%	2.8%	346,439	94.2%	94.2%	99.6%

TOTAL STABILIZED PORTFOLIO	134	100.0%	100.0%	12,368,789	89.2%	90.7%	94.0%

RE-ENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	135			12,526,247

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	87.7%	94.4%	89.7%
Year-to-Date	92.0%	93.0%	92.3%

AVERAGE OCCUPANCY - SAME STORE PORTFOLIO

	Office	Industial	Total

Quarter-to-Date	87.0%	94.4%	89.5%
Year-to-Date	91.3%	93.0%	91.9%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	63.0%
24025 Park Sorrento	Calabasas	102,264	100.0%
26541 Agoura Road	Calabasas	91,327	5.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	96.5%
2260 E. Imperial Highway	El Segundo	286,151	100.0%
909 Sepulveda Boulevard	El Segundo	241,607	93.3%
999 Sepulveda Boulevard	El Segundo	127,901	98.6%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	86.6%
3800 Kilroy Airport Way	Long Beach	192,476	94.3%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	94.9%
12100 W. Olympic Boulevard	Los Angeles	150,167	100.0%
12200 W. Olympic Boulevard	Los Angeles	150,302	94.7%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	100.0%
3130 Wilshire Boulevard	Santa Monica	89,017	81.2%
501 Santa Monica Boulevard	Santa Monica	73,115	90.8%

Total Los Angeles Office		3,007,187	92.1%

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	87,405	100.0%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	93.5%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Centre Drive	Del Mar	52,375	0.0%
3611 Valley Centre Drive	Del Mar	130,178	95.6%
3661 Valley Centre Drive	Del Mar	129,752	100.0%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
12225 El Camino Real	Del Mar	60,840	0.0%
12235 El Camino Real	Del Mar	54,673	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	0.0%
15051 Ave of Science	I-15 Corridor	70,617	100.0%
15073 Ave of Science	I-15 Corridor	46,759	100.0%
15378 Ave of Science	I-15 Corridor	68,910	100.0%
15231 Ave of Science	I-15 Corridor	65,638	100.0%
15253 Ave of Science	I-15 Corridor	37,437	100.0%
15333 Ave of Science	I-15 Corridor	78,880	100.0%
15004 Innovation Drive	I-15 Corridor	146,156	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	0.0%
15445 Innovation Drive	I-15 Corridor	51,500	0.0%
13280 S. Evening Creek Drive	I-15 Corridor	42,971	46.5%
13290 S. Evening Creek Drive	I-15 Corridor	61,176	0.0%
13480 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13500 Evening Creek Drive North	I-15 Corridor	140,915	98.0%
13520 Evening Creek Drive North	I-15 Corridor	140,915	53.7%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4921 Directors Place	Sorrento Mesa	55,500	0.0%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	100.0%
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	100.0%
10243 Genetic Center Drive	Sorrento Mesa	102,875	0.0%
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	0.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	0.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,636	100.0%
9455 Towne Center Drive	University Towne Center	45,195	0.0%
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego Office		5,019,160	83.1%

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	95.1%
8101 Kaiser Boulevard	Anaheim	59,790	94.5%
601 Valencia Avenue	Brea	60,891	0.0%
603 Valencia Avenue	Brea	45,900	100.0%
111 Pacifica	Irvine Spectrum	67,496	66.4%

Total Orange County Office		277,340	67.9%

Other
5151 Camino Ruiz	Carmarillo, CA	187,861	89.4%
5153 Camino Ruiz	Carmarillo, CA	38,655	100.0%
5155 Camino Ruiz	Carmarillo, CA	38,856	100.0%
2829 Townsgate Road	Thousand Oaks, CA	81,067	100.0%

Total Other Office		346,439	94.2%

Total Office		8,650,126	86.2%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles Industrial		192,053	100.0%

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	100.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	40.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	100.0%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	100.0%
3355 E. La Palma	Anaheim	98,200	100.0%
4123 La Palma	Anaheim	70,863	100.0%
4155 La Palma	Anaheim	74,618	88.8%
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	100.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Rd	Brea	80,000	100.0%
1075 Lambert Rd	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25902 Towne Center Drive	Foothill Ranch	309,685	100.0%
12400 Industry Street	Garden Grove	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	84,700	55.1%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry	Garden Grove	20,000	100.0%
12311 Industry	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,526,610	96.1%

Total Industrial		3,718,663	96.3%

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation
					TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)
	New	Renewal	New	Renewal
Office	9	5	74,453	31,907	$38.63	$0.43	18.6%	10.4%	25.4%	70
Industrial	1	1	6,000	17,037	5.95	0.01	(2.0%)	(1.9%)	18.3%	36

Total	10	6	80,453	48,944	$31.37	$0.30	15.1%	8.3%	22.4%	60

Year-to-Date
	1st & 2nd Generation				2nd Generation
					TI/LC Per Sq.Ft. (2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)	Weighted Average Lease Term (Mo.)
	# of Leases (1)		Square Feet (1)
	New	Renewal	New	Renewal
Office	29	31	226,820	349,009	$18.97	$0.91	36.4%	18.3%	48.7%	53
Industrial	6	9	212,698	728,363	4.12	0.28	24.4%	0.8%	77.5%	63

Total	35	40	439,518	1,077,372	$9.47	$0.71	31.6%	11.3%	65.0%	59

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Recurring Capital Expenditures:
	Q1 2008	Q2 2008	Q3 2008	Q4 2008	YTD 2008
Capital Improvements
Office	$1,063	$1,321	$1,508	$3,458	$7,350
Industrial	48	705	313	22	1,088

	1,111	2,026	1,821	3,480	8,438
Tenant Improvements & Leasing Commissions (1)
Office	3,812	3,322	4,445	2,887	14,466
Industrial	430	946	1,479	861	3,716

	4,242	4,268	5,924	3,748	18,182
Total
Office	4,875	4,643	5,953	6,345	21,816
Industrial	478	1,651	1,792	883	4,804

	$5,353	$6,294	$7,745	$7,228	$26,620

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Lease Expiration Summary Schedule (1)

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft.(2)
OFFICE:
2009	64	639,648	8.7%	$16,406	$25.65
2010	76	1,311,111	17.8%	32,305	24.64
2011	51	518,501	7.0%	10,759	20.75
2012	42	534,377	7.2%	14,940	27.96
2013	37	529,882	7.2%	13,139	24.80
2014	24	886,873	12.0%	22,479	25.35
2015	14	476,464	6.5%	14,380	30.18
2016	9	333,947	4.5%	8,514	25.50
2017	11	1,084,438	14.7%	29,624	27.32
2018	20	638,798	8.7%	28,283	44.28
2019 and beyond	5	428,819	5.7%	18,684	43.57

Subtotal	353	7,382,858	100.0%	$209,513	$28.38

INDUSTRIAL:
2009	10	355,413	10.3%	$2,479	$6.97
2010	16	461,493	13.4%	3,674	7.96
2011	12	345,634	10.0%	3,217	9.31
2012	11	596,672	17.3%	4,158	6.97
2013	4	581,508	16.8%	4,259	7.32
2014	6	407,123	11.8%	3,053	7.50
2015	4	260,889	7.6%	2,102	8.06
2016	1	41,225	1.2%	314	7.62
2017	1	192,053	5.6%	2,960	15.41
2018	1	82,602	2.3%	643	7.78
2019 and beyond	2	130,144	3.7%	1,170	8.99

Subtotal	68	3,454,756	100.0%	$28,029	$8.11

TOTAL PORTFOLIO:
2009	74	995,061	9.2%	$18,885	$18.98
2010	92	1,772,604	16.4%	35,979	20.30
2011	63	864,135	8.0%	13,976	16.17
2012	53	1,131,049	10.4%	19,098	16.89
2013	41	1,111,390	10.3%	17,398	15.65
2014	30	1,293,996	11.9%	25,532	19.73
2015	18	737,353	6.8%	16,482	22.35
2016	10	375,172	3.5%	8,828	23.53
2017	12	1,276,491	11.7%	32,584	25.53
2018	21	721,400	6.7%	28,926	40.10
2019 and beyond	7	558,963	5.1%	19,854	35.52

Total	421	10,837,614	100.0%	$237,542	$21.92

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at December 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
2009	35	292,901	10.8%	$8,398	$28.67	16	114,289	62.1%	$2,830	$24.76
2010	52	826,703	30.5%	19,602	23.71	5	11,359	6.2%	276	24.30
2011	37	228,454	8.4%	6,612	28.94	5	16,214	8.8%	381	23.50
2012	27	176,825	6.5%	4,850	27.43	6	38,572	21.0%	971	25.17
2013	30	262,233	9.7%	6,900	26.31	1	2,556	1.4%	57	22.30
2014	15	442,071	16.3%	12,359	27.96	1	1,115	0.6%	24	21.52
2015	6	186,584	6.9%	5,866	31.44	—	—	—	—	—
2016	5	61,992	2.3%	2,238	36.10	—	—	—	—	—
2017	2	26,024	1.0%	874	33.58	—	—	—	—	—
2018	3	35,140	1.3%	1,196	34.04	—	—	—	—	—
2019 and beyond	2	170,596	6.3%	6,348	37.21	—	—	—	—	—

Subtotal	214	2,709,523	100.0%	$75,243	$27.77	34	184,105	100.0%	$4,539	$24.65

INDUSTRIAL:
2009	—	—	—	—	—	10	355,413	10.9%	$2,479	$6.97
2010	—	—	—	—	—	16	461,493	14.1%	3,674	7.96
2011	—	—	—	—	—	12	345,634	10.6%	3,217	9.31
2012	—	—	—	—	—	11	596,672	18.3%	4,158	6.97
2013	—	—	—	—	—	4	581,508	17.8%	4,259	7.32
2014	—	—	—	—	—	6	407,123	12.5%	3,053	7.50
2015	—	—	—	—	—	4	260,889	8.0%	2,102	8.06
2016	—	—	—	—	—	1	41,225	1.3%	314	7.62
2017	1	192,053	100.0%	2,960	15.41	—	—	—	—	—
2018	—	—	—	—	—	1	82,602	2.5%	643	7.78
2019 and beyond	—	—	—	—	—	2	130,144	4.0%	1,170	8.99

Subtotal	1	192,053	100.0%	$2,960	$15.41	67	3,262,703	100.0%	$25,069	$7.68

TOTAL PORTFOLIO:
2009	35	292,901	10.1%	$8,398	$28.67	26	469,702	13.6%	$5,309	$11.30
2010	52	826,703	28.5%	19,602	23.71	21	472,852	13.7%	3,950	8.35
2011	37	228,454	7.9%	6,612	28.94	17	361,848	10.5%	3,598	9.94
2012	27	176,825	6.1%	4,850	27.43	17	635,244	18.4%	5,129	8.07
2013	30	262,233	9.0%	6,900	26.31	5	584,064	16.9%	4,316	7.39
2014	15	442,071	15.2%	12,359	27.96	7	408,238	11.8%	3,077	7.54
2015	6	186,584	6.4%	5,866	31.44	4	260,889	7.6%	2,102	8.06
2016	5	61,992	2.1%	2,238	36.10	1	41,225	1.2%	314	7.62
2017	3	218,077	7.5%	3,834	17.58	—	—	—	—	—
2018	3	35,140	1.2%	1,196	34.04	1	82,602	2.4%	643	7.78
2019 and beyond	2	170,596	6.0%	6,348	37.21	2	130,144	3.9%	1,170	8.99

Total	215	2,901,576	100.0%	$78,203	$26.95	101	3,446,808	100.0%	$29,608	$8.59

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at December 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Lease Expiration Schedule Detail by Region (1)

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet	% of Total Regional Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
2009	7	217,939	5.2%	$4,715	$21.63	6	14,519	4.4%	$463	31.89
2010	14	401,134	9.6%	10,760	26.82	5	71,915	22.0%	1,667	23.18
2011	3	65,759	1.6%	1,359	20.67	6	208,074	63.7%	2,407	11.57
2012	8	313,430	7.5%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.4%	6,182	23.32	—	—	—	—	—
2014	7	436,928	10.5%	9,875	22.60	1	6,759	2.1%	221	32.70
2015	5	270,213	6.5%	7,906	29.26	3	19,667	6.0%	608	30.91
2016	4	271,955	6.5%	6,276	23.08	—	—	—	—	—
2017	9	1,058,414	25.4%	28,750	27.16	—	—	—	—	—
2018	17	603,658	14.5%	27,087	44.87	—	—	—	—	—
2019 and beyond	3	258,223	6.3%	12,336	47.77	—	—	—	—	—

Subtotal	83	4,162,746	100.0%	$124,171	$29.83	22	326,484	100.0%	$5,560	$17.03

INDUSTRIAL:
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
2009	7	217,939	5.2%	$4,715	$21.63	6	14,519	4.4%	$463	31.89
2010	14	401,134	9.6%	10,760	26.82	5	71,915	22.0%	1,667	23.18
2011	3	65,759	1.6%	1,359	20.67	6	208,074	63.7%	2,407	11.57
2012	8	313,430	7.5%	8,925	28.48	1	5,550	1.7%	194	34.95
2013	6	265,093	6.4%	6,182	23.32	—	—	—	—	—
2014	7	436,928	10.5%	9,875	22.60	1	6,759	2.1%	221	32.70
2015	5	270,213	6.5%	7,906	29.26	3	19,667	6.0%	608	30.91
2016	4	271,955	6.5%	6,276	23.08	—	—	—	—	—
2017	9	1,058,414	25.4%	28,750	27.16	—	—	—	—	—
2018	17	603,658	14.5%	27,087	44.87	—	—	—	—	—
2019 and beyond	3	258,223	6.3%	12,336	47.77	—	—	—	—	—

Total	83	4,162,746	100.0%	$124,171	$29.83	22	326,484	100.0%	$5,560	$17.03

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at December 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Quarterly Lease Expirations for 2009 (1)

($ in thousands)

	# of Expiring Leases	Total Square Feet	% of Total Leased Sq. Ft.	Annualized Base Rent (2)	Annualized Rent per Sq. Ft. (2)
OFFICE:
Q1 2009	14	127,933	1.7%	$4,255	$33.26
Q2 2009	11	79,090	1.1%	2,099	26.54
Q3 2009	19	291,628	4.0%	6,515	22.34
Q4 2009	20	140,997	1.9%	3,537	25.09

Subtotal 2009	64	639,648	8.7%	$16,406	$25.65

INDUSTRIAL:
Q1 2009	1	103,380	3.0%	$684	$6.62
Q2 2009	4	170,832	4.9%	1,070	6.26
Q3 2009	1	4,000	0.2%	42	10.50
Q4 2009	4	77,201	2.2%	683	8.85

Subtotal 2009	10	355,413	10.3%	$2,479	$6.97

TOTAL PORTFOLIO:
Q1 2009	15	231,313	2.2%	$4,939	$21.35
Q2 2009	15	249,922	2.3%	3,169	12.68
Q3 2009	20	295,628	2.7%	6,557	22.18
Q4 2009	24	218,198	2.0%	4,220	19.34

Total 2009	74	995,061	9.2%	$18,885	$18.98

(1)	The information presented reflects leasing activity through the date of this filing. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space at December 31, 2008.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Top Fifteen Tenants

($ in thousands)

Tenant Name	Product Type	Annualized Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annualized Base Rental Revenues (1)	Percentage of Total Rentable Square Feet
Intuit, Inc.	Office	$15,021	541,610	5.4%	4.4%
Scripps Health	Office	12,336	258,223	4.4%	2.1%
Bridgepoint Education, Inc. (2)	Office	9,746	196,415	3.5%	1.6%
Cardinal Health, Inc. (3)	Office	9,256	411,000	3.3%	3.3%
DIRECTV, Inc.	Office	8,530	314,207	3.1%	2.5%
AMN Healthcare, Inc.	Office	8,341	175,672	3.0%	1.4%
The Boeing Company	Office / Industrial	6,593	464,840	2.4%	3.8%
Fish & Richardson P.C.	Office	6,071	139,538	2.2%	1.1%
Epson America, Inc.	Office	5,538	162,852	2.0%	1.3%
Accredited Home Lenders, Inc.	Office	5,164	181,955	1.9%	1.5%
Verenium Corporation	Office	5,158	136,908	1.8%	1.1%
Hewlett-Packard Company	Office	4,348	117,948	1.6%	1.0%
Fair, Isaac and Company, Incorporated	Office	4,006	129,752	1.4%	1.0%
Avnet, Inc.	Office	3,768	114,780	1.4%	0.9%
Epicor Software Corporation	Office	3,509	172,778	1.3%	1.4%

Total Top Fifteen Tenants		$107,385	3,518,478	38.7%	28.4%

(1)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of December 31, 2008.

(2)	Bridgepoint Education, Inc. (“Bridgepoint”) is projected to increase its current occupancy of 196,415 rentable square feet to 307,008 rentable square feet in phases through the third quarter of 2010. This expansion will increase the Company’s annualized base rental revenue from Bridgepoint to approximately $14.8 million in the third quarter of 2010. Bridgepoint is currently projected to become the Company’s second largest tenant during the fourth quarter of 2009.

(3)	In December 2008, the Company executed a lease with Cardinal Health, Inc. for an additional 48,709 rentable square feet at 10445 Pacific Center Court in San Diego, CA. The lease will increase the Company’s annualized base rental revenue from Cardinal Health, Inc. by approximately $0.8 million and is expected to commence in the first quarter of 2009.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:					Rentable Square Feet	Total Estimated Investment (1)	% Leased
Project	Location	Type	Start Date	Compl. Date
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	146,156	$49.2	100%
4th QUARTER:
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	3Q 2008	147,533	64.9	100%
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	55,500	22.1	0%

Subtotal					203,033	87.0	73%

TOTAL STABILIZED DEVELOPMENT PROJECTS:					349,189	$136.2	84%

REDEVELOPMENT PROJECTS:	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment (1)	% Leased
Project
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
KAC - 2240 E. Imperial Highway	El Segundo	Office	2Q 2006	3Q 2007	107,041	$5.0	$16.3	$21.3	100%
4th QUARTER
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	103,900	24.7	10.5	35.2	19%

TOTAL STABILIZED REDEVELOPMENT PROJECTS:					210,941	$29.7	$26.8	$56.5	60%

(1)	Amounts exclude tenant-funded tenant improvements.

(2)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECT:			Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment (2)	Total Costs as of 12/31/2008 (2)(3)	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECT IN LEASE-UP
Sorrento Gateway - Lot 1	Sorrento Mesa	Medical Office	4Q 2007	4Q 2008	4Q 2009	50,925	$23.7	$16.1	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of December 31, 2008.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Costs as of 12/31/2008 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks - Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
San Diego Corporate Center - Phase I and II	Del Mar	Office	23.0	500,000	94.8
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	69.1
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$241.6

(1)	Represents cash paid and costs incurred as of December 31, 2008.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Capital Structure

At December 31, 2008

($ in thousands)

	Shares/Units At December 31, 2008	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$316,456	12.4%
Exchangeable Senior Notes (1)		460,000	18.1%
Unsecured Senior Notes		144,000	5.7%
Unsecured Line of Credit		252,000	9.9%

Total Debt		$1,172,456	46.1%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	3.0%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.6%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	3.4%
Common Units Outstanding (4)	1,753,729	58,680	2.3%
Common Shares Outstanding (4)	33,086,148	1,107,063	43.6%

Total Equity		$1,367,243	53.9%

TOTAL MARKET CAPITALIZATION		$2,539,699	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.0 million at December 31, 2008.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $33.46 on December 31, 2008.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Debt Analysis

At December 31, 2008

($ in millions)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	26.9%	5.9%	2.8
Unsecured Debt	73.1%	3.4%	2.8
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	75.5%	4.7%	3.3
Floating Rate Debt	24.5%	2.1%	1.3

Total Debt		4.1%	2.8

Total Debt Including Loan Fees		4.4%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$252.0	April 2010 (1)

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.7	$16.0

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Debt Analysis

At December 31, 2008

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		2009	2010	2011	2012	2013	After 2013	Total
Unsecured Debt:
Floating	2.12%	4/26/2010	(1)		252,000					$252,000
Fixed	3.25%	4/15/2012					460,000			460,000	(2)
Fixed	5.72%	8/4/2010			61,000					61,000
Fixed	6.45%	8/4/2014							83,000	83,000

					313,000		460,000		83,000	856,000

Secured Debt:
Floating	1.98%	4/26/2010			35,500					35,500
Fixed	7.20%	4/1/2009		75,475						75,475
Fixed	6.70%	12/27/2011		1,359	1,453	69,980				72,792
Fixed	5.57%	8/1/2012		1,369	1,449	1,532	71,517			75,867
Fixed	4.95%	8/1/2012		622	653	687	29,754			31,716
Fixed	8.13%	11/1/2014		1,004	1,088	812				2,904
Fixed	7.15%	5/1/2017		1,683	1,807	1,941	2,084	2,238	8,973	18,726
Fixed	Various (3)	Various	(3)	38	40	52	55	58	3,233	3,476

				81,550	41,990	75,004	103,410	2,296	12,206	316,456

Total	4.07%			$81,550	$354,990	$75,004	$563,410	$2,296	$95,206	$1,172,456

(1)	The maturity date does not reflect the Company’s option to extend the maturity by one year.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $3.0 million at December 31, 2008.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2009 through September 1, 2038, with interest rates ranging from 4.00% to 6.20%.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on January 26, 2009, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting to be insufficient by themselves. Because FFO excludes depreciation and amortization of real estate assets, Management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based compensation awards, contractual cash rents received in advance of revenue recognition, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Same Store Cash Net Operating Income	$42,128	$43,608	$179,637	$174,182
Adjustment:
GAAP Operating Revenues Adjustments, net	1,361	2,601	5,977	8,631
GAAP Operating Expenses Adjustments, net	(384)	(783)	(4,051)	(473)

Same Store GAAP Net Operating Income	43,105	45,426	181,563	182,340
Adjustment:
Non-Same Store GAAP Net Operating Income	10,044	8,050	32,088	16,754

Net Operating Income including discontinued operations	53,149	53,476	213,651	199,094
Adjustment:
Net Operating Income, as defined, from discontinued operations	(135)	(1,302)	(334)	(5,522)

Net Operating Income, as defined (1)	53,014	52,174	213,317	193,572
Adjustments:
Other Expenses:
General and administrative expenses	(10,210)	(9,353)	(38,260)	(36,580)
Interest expense	(11,478)	(10,765)	(40,366)	(37,502)
Depreciation and amortization	(21,212)	(20,259)	(83,275)	(72,815)
Other (Loss) Income:
Interest and other investment (loss) income	(285)	311	(93)	1,606

Income from Continuing Operations before Minority Interests	9,829	12,108	51,323	48,281
Minority interests	(1,663)	(1,921)	(7,736)	(7,717)
Income from discontinued operations	128	57,827	534	73,258
Preferred dividends	(2,402)	(2,402)	(9,608)	(9,608)

Net Income Available for Common Stockholders	$5,892	$65,612	$34,513	$104,214

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended December 31,
	2008	2007
Net Income Available for Common Stockholders	$5,892	$65,612
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	11,478	10,765
Depreciation and amortization	21,212	20,259
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	266	524
Adjustments for Discontinued Operations:
Depreciation and amortization	—	536
Net gain on disposition of discontinued operations	—	(61,031)
Minority interest in earnings of Operating Partnership	7	3,970

EBITDA Before Minority Interests (1)	$42,654	$44,434

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Fourth Quarter 2008 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Funds Available for Distribution (1)	$20,076	$23,310	$99,256	$94,648
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	7,228	6,805	26,620	25,350
Depreciation for furniture, fixtures and equipment	195	198	784	840
Accrued preferred dividends	2,402	2,402	9,608	9,608
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	5,588	5,588
Provision for uncollectible tenant receivables	384	483	675	173
Net gain on termination of profit participation agreement	—	—	—	(4,848)
Changes in assets and liabilities and other adjustments, net (2)	(2,643)	(3,834)	1,950	16,141

GAAP Net Cash Provided by Operating Activities	$29,039	$30,761	$144,481	$147,500

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and tenant security deposits; and deferred revenue.